Exhibit 10.28.2

EXECUTION COPY

LOANDEPOT GMSR MASTER TRUST,

as Issuer

and

CITIBANK, N.A.,

as Indenture Trustee

and

LOANDEPOT.COM, LLC,

as Servicer and Administrator

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent

and consented to by

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Noteholder

AMENDMENT NO. 2

Dated as of September 16, 2019

to the

Series 2017-VF1 Indenture Supplement

Dated as of August 11, 2017

This Amendment No. 2 to the Series 2017-VF1 Indenture Supplement (this “Amendment”) is dated as of September 16, 2019, by and among LOANDEPOT GMSR MASTER TRUST, as issuer (the “Issuer”), CITIBANK, N.A., as indenture trustee (the “Indenture Trustee”), LOANDEPOT.COM, LLC (“loanDepot”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”) and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“CSFB”), as administrative agent (the “Administrative Agent”), and is consented to by CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CSCIB”), as noteholder (the “Noteholder”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Indenture (defined below).

W I T N E S S E T H:

WHEREAS, the Issuer, Citibank, as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), the Administrator, the Servicer, the Administrative Agent and Pentalpha Surveillance LLC, as credit manager (the “Credit Manager”), are parties to that certain Amended and Restated Base Indenture, dated as of October 31, 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), the provisions of which are incorporated, as modified by that certain Series 2017-VF1 Indenture Supplement, dated as of August 11, 2017 (as amended by Amendment No. 1 thereto, dated as of September 17, 2018), by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent (the “Series 2017-VF1 Indenture Supplement, and together with the Base Indenture, the “Indenture”);

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer, the Administrative Agent and the Noteholder have agreed, subject to the terms and conditions of this Amendment, that the Series 2017-VF1 Indenture Supplement be amended to reflect certain agreed upon revisions to the terms of the Series 2017-VF1 Indenture Supplement;

WHEREAS, pursuant to Section 12.2 of the Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent, with prior notice to each Note Rating Agency and the consent of the Majority Noteholders of each Series materially and adversely affected by such amendment, by Act of said Noteholders delivered to the Issuer, the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee, upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of the Series 2017-VF1 Indenture Supplement;

WHEREAS, as of the date hereof and prior to the execution of this Amendment, there is no Note Rating Agency;

WHEREAS, pursuant to Section 12.3 of the Base Indenture, in executing or accepting the additional trusts created by any amendment or Indenture Supplement of the Base Indenture permitted by Article XII or the modifications thereby of the trusts created by the Base Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1 of the Base

Indenture) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized and permitted by the Base Indenture and all conditions precedent thereto have been satisfied (the “Authorization Opinion”); provided, that no such Authorization Opinion shall be required in connection with any amendment or Indenture Supplement consented to by all Noteholders if all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or Indenture Supplement;

WHEREAS, the Series 2017-VF1 Note (the “Series 2017-VF1 Note”), was issued to loanDepot pursuant to the terms of the Series 2017-VF1 Indenture Supplement, and is financed by CSCIB under the VFN Repurchase Agreement, dated as of August 11, 2017, between loanDepot and CSCIB (the “VFN Repurchase Agreement”), pursuant to which loanDepot sold all of rights, title and interest in the Series 2017-VF1 Note to CSCIB;

WHEREAS, pursuant to the Series 2017-VF1 Indenture Supplement, with respect to the Series 2017-VF1 Note, any Action provided by the Base Indenture or the Series 2017-VF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by CSCIB, as the buyer of the Series 2017-VF1 Note under the VFN Repurchase Agreement; and

WHEREAS, pursuant to Section 11 of the Series 2017-VF1 Indenture Supplement, the parties hereto may enter into an amendment to supplement, amend or revise any term or provision of the Series 2017-VF1 Indenture Supplement pursuant to the terms and provisions of Section 12.2 of the Base Indenture with the consent of the Noteholders of 100% of the Outstanding Notes.

NOW THEREFORE, in consideration of the premises and mutual agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree as follows:

SECTION 1. Amendments to the Series 2017-VF1 Indenture Supplement.

(a) The Series 2017-VF1 Indenture Supplement is hereby amended by deleting the definition of “Stated Maturity Date” in its entirety and replacing it as follows:

“Stated Maturity Date” means, for Series 2017-VF1 Notes, October 16, 2020, or such later date as determined pursuant to Section 7 of this Indenture Supplement.

(b) The Series 2017-VF1 Indenture Supplement is hereby amended by deleting Section 7 in its entirety and replacing it as follows:

Section 7. Optional Extension of Stated Maturity Date.

The Administrator, on behalf of the Issuer, by means of a request delivered to the Administrative Agent at least sixty (60) days prior to October 16, 2019 and each twelve (12) month anniversary thereafter (each such date, an “Anniversary Date”), may request an extension of the Stated Maturity Date for the Series 2017-VF1 Notes, for an additional twenty-four (24) month period. If the Administrative Agent consents to such extension, then the Administrator shall deliver a notice to the Indenture Trustee (with a copy to the Administrative Agent), which notice shall include the written consent of the Administrative Agent and an Issuer Tax Opinion (unless delivery of such Issuer Tax Opinion is waived by the Series Required Noteholders), whereupon the Stated Maturity Date shall be extended for such twenty-four (24) month period; provided, however, if the Stated Maturity Date is not extended on or prior to an Anniversary Date (such date, an “Amortization Date”), the Stated Maturity Date shall be fixed at twelve (12) months from the Amortization Date. The Stated Maturity Date of the Series 2017-VF1 Notes cannot be extended past the Stated Maturity Date for any Outstanding Series of Variable Funding Notes.

SECTION 2. Consent. Each of the Issuer, the Noteholder, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby consents to this Amendment. The Noteholder hereby certifies that (i) it holds 100% of the Outstanding Notes and therefore is the Majority Noteholder and the Series Required Noteholder, (ii) it has the authority to deliver this certification and the directions included herein to the Indenture Trustee to execute this Amendment, (iii) such power has not been granted or assigned to any other person, and (iv) the Indenture Trustee may conclusively rely upon this certification. The Noteholder hereby directs the Indenture Trustee to execute and deliver this Amendment and waives the Opinions of Counsel required by Sections 1.3, 12.2 and 12.3 of the Base Indenture.

SECTION 3.Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the execution and delivery of this Amendment by all parties hereto.

SECTION 4. No Default; Representations and Warranties. loanDepot and the Issuer hereby represents and warrants to the Indenture Trustee, the Administrative Agent and the Noteholders that as of the date hereof it is in compliance with all the terms and provisions set forth in the Base Indenture on its part to be observed or performed, remains bound by the terms thereof, and that no Event of Default has occurred or is continuing on the date hereof, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Base Indenture.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Series 2017-VF1 Indenture Supplement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.

SECTION 6. No Recourse. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

SECTION 7. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

SECTION 8. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 10. Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

LOANDEPOT GMSR MASTER TRUST, as Issuer

By:	Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

[loanDepot GMSR Master Trust – Amendment No. 2 to Series 2017-VF1 Indenture Supplement]

LOANDEPOT.COM, LLC, as Administrator and Servicer

By:
Name:
Title:

[loanDepot GMSR Master Trust – Amendment No. 2 to Series 2017-VF1 Indenture Supplement]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:
Name:
Title:

[loanDepot GMSR Master Trust – Amendment No. 2 to Series 2017-VF1 Indenture Supplement]

CITIBANK, N.A., as Indenture Trustee, and not in its individual capacity

By:
Name:
Title:

[loanDepot GMSR Master Trust – Amendment No. 2 to Series 2017-VF1 Indenture Supplement]

CONSENTED TO BY:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as 100% Noteholder of the Series 2017-VF1 Note

By:
Name:
Title:

By:
Name:
Title:

[loanDepot GMSR Master Trust – Amendment No. 2 to Series 2017-VF1 Indenture Supplement]